                                                                     EXHIBIT 4.1

NUMBER                          [PROXICOM LOGO]                           SHARES

                                 PROXICOM, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                              CERTAIN DIRECTIONS

                                  COMMON STOCK           CUSIP

This
certifies
that



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

=================================PROXICOM, INC.=================================

(hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

/s/ KENNETH J. TARPEY                                                               /s/ RAUL FERNANDEZ

Senior Vice President, Chief Financial Officer, Treasurer

                                          [PROXICOM CORPORATE SEAL GRAPHIC]

/s/ CHRISTOPHER CAPUANO

Vice President, General Counsel and Secretary                                       Founder, CEO and President

(C) SECURITY COLUMBIAN  UNITED STATES BANKNOTE COMPANY  1960



COUNTERSIGNED AND REGISTERED:
              THE BANK OF NEW YORK
                                   TRANSFER AGENT
                                    AND REGISTRAR
BY:



                             AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                      UNIF GIFT MIN ACT - __________ Custodian __________
TEN ENT  - as tenants by the entireties                                    (Cust)              (Minor)
JT TEN   - as joint tenants with right of
           survivorship and not as tenants                               under Uniform Gifts to Minors
           in common                                                     Act _________________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.



For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------

                        ------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



--------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.